UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                 January 7, 2008

OPES EXPLORATION INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51707	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9620 Williams Road, Richmond, British Columbia, Canada		V7A 1H2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (604) 723-9660

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of a mining option agreement dated December 27, 2007 between Avalanche Minerals Ltd. and Opes Exploration Inc. (the “Option Agreement”), Avalanche has granted Opes an option to acquire a 50% undivided interest in certain mineral claims in Ecuador, which may be increased to a 75% undivided interest pursuant to the terms and conditions of the Option Agreement.  The term of the option will expire on June 1, 2010.

The Option Agreement covers an aggregate 65 mineral claims in Ecuador covering approximately 96,000 hectares (the “Claims”).

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Pursuant to the terms and conditions of the Option Agreement, Opes will have the exclusive right to explore the Claims with an option to acquire a 50% undivided interest in the Claims upon the following conditions being fulfilled:

a.
upon Avalanche providing notice to Opes that the Claims have been transferred to Avalanche, payment of US$150,000 to Avalanche, which was paid to Avalanche on December 27, 2007, and a commitment of at least US$50,000 for mineral expenditures on the Claims;

b.	payment of approximately US$48,000 to Avalanche on or before March 15, 2008, which will represent 50% of the yearly patent taxes of $1.00 per hectare;

c.	payment of an additional US$50,000 to Avalanche on or before June 1, 2008;

d.	payment of an additional US$50,000 to Avalanche on or before December 1, 2008;

e.	incur additional mineral expenditures on the Claims of at least US$75,000 on or before December 1, 2008;

f.	payment of an additional US$50,000 to Avalanche on or before June 1, 2009;

g.	incur additional mineral expenditures on the Claims of at least US$100,000 on or before June 1, 2009;

h.	payment of an additional US$50,000 to Avalanche on or before December 1, 2009; and

i.	incur additional mineral expenditures on the Claims of at least US$100,000 on or before December 1, 2009.

To acquire a 75% undivided interest in the Claims, Opes will have to fulfil, in addition to the conditions listed above, the following additional conditions:

a.	payment of an additional US$200,000 to Avalanche on or before June 1, 2010; and

b.	incur additional mineral expenditures on the Claims of at least US$300,000 on or before June 1, 2010.

Also, Avalanche and Opes will share the cost equally for maintaining general liability insurance and automobile insurance to cover the operations of Avalanche and Opes under the Option Agreement.

During the term of the Option Agreement, Avalanche Resources Ecuador S.A., a wholly-owned Ecuadorian subsidiary of Avalanche, will be the operator for the purpose of mining operations on the Claims.  All of Opes’ interests in the Option Agreement and in the Claims will be registered in the name of Ninakhori Minerales S.A., a wholly-owned Ecuadorian subsidiary of Opes.

The Option Agreement is subject to Avalanche acquiring a 100% interest in the Claims, which is subject to the prior approval of the Toronto Stock Exchange.

See Exhibit 10.4 – Mining Option Agreement for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.4, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.4 is incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

Exhibit	Description
10.4	Mining Option Agreement dated December 27, 2007 between Avalanche Minerals Ltd. and Opes Exploration Inc.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Opes Exploration Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

OPES EXPLORATION INC.

 By:/s/ Ken Ralfs
Dated:  January 7, 2008                                                                                     Ken Ralfs – CEO & President

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Exhibit 10.4

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MINING OPTION AGREEMENT

THIS AGREEMENT made as of the 27th day of December, 2007

BETWEEN:

AVALANCHE MINERALS LTD, a corporation incorporated under the laws of British Columbia having offices at Suite 910-510 Burrard Street, Vancouver, BC, V6C 3A8, Canada, Fax: 604.662.8170. Avalanche Minerals Ltd. includes Avalanche Resources Ecuador S.A., an Ecuadorian company fully owned by Avalanche Minerals Ltd.

(“Avalanche”)

AND:

OPES EXPLORATION INC., a Nevada corporation having an address at 9620 Williams Road, Richmond, British Columbia, V7A 1H2, Canada (Facsmile:  604-448-9470). Opes Exploration Inc. includes NINAKHORI MINERALES S.A., an Ecuadorian company fully owned by Opes Exploration Inc.

(“Opes”)

BACKGROUND

A.
Avalanche has entered into a mineral claims purchase agreement with Alfredo Sebastia and Cesar Espinosa dated November 30, 2007 (the “Purchase Agreement”), pursuant to which it will purchase a 100% interest in the claims comprising the Property which will be held by Avalanche.

B.
Avalanche and Opes have agreed that Avalanche will grant to Opes an option to acquire a 50% increasable to 75% undivided interest in the Property, as the case may be, subject to Avalanche first acquiring a 100% interest in the Property.

In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the parties hereto covenant and agree each with the other as follows:

1.	Interpretation

1.1	Definitions. In this Agreement:

(a)
“Acts” means all legislation, as amended from time to time, of the jurisdiction in which the Property is located, applicable to the Property, including title to, and Mining Operations on, the Property.

(b)	“Agreement” means this agreement, including the recitals and the Schedules, all as amended, supplemented or restated from time to time.

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(c)
“Approval Date” means the later of the date: (i) which is the first Business Day after the date that the Exchange issues its written acceptance of the Purchase Agreement and the transaction contemplated thereby, or (ii) that Avalanche notifies Opes that title to the Property has been transferred to Avalanche.

(d)	“Business Day” means a day other than a Saturday, Sunday or statutory holiday in British Columbia.

(e)	“Encumbrances” means security interests, liens, royalties, charges, mortgages, pledges and encumbrances of any nature or kind whatsoever, whether written or oral, or direct or indirect.

(f)	“Exchange” means the TSX Venture Exchange.

(g)
“Expenditures” means all costs, expenses and charges, direct or indirect, of or incidental to the Mining Operations incurred by Opes, which costs, expenses and charges shall be determined in accordance with Opes’ accounting practices applicable from time to time to the extent that those practices are consistent with Canadian generally accepted accounting principles.

(h)
“Government or Regulatory Authority” means any federal, provincial, regional, municipal or other government, governmental department, regulatory authority, commission, board, bureau, agency or instrumentality that have lawful authority to regulate or administer or govern a business or property or affairs of any person, and for the purposes of this Agreement also includes any corporation or other entity owned or controlled by any of the foregoing and any stock exchange on which shares of a party are listed for trading.

(i)	“Minerals” means the end products produced or derived from operating the Property as a mine.

(j)
“Mining Operations” means every kind of work financed by Opes, done on or in respect of the Property or the Minerals derived from the Property during the Option Period by Avalanche or a contractor under the direction of Avalanche, without limiting the generality of the foregoing, the work of assessment, geophysical, geochemical and geological surveys, studies and mapping, investigating, drilling, assaying, prospecting, designing, examining, equipping, improving, surveying, shaft-sinking, raising, cross-cutting and drifting, searching for, digging, trucking, sampling, working and procuring minerals, ores and metals, surveying and bringing any mining claims to lease or patent, reclaiming and all other work usually considered to be prospecting, exploration, development, mining and reclamation work; in paying wages and salaries of workers engaged in the work and in supplying food, lodging, transportation and other reasonable needs of the workers; in paying assessments or premiums for workers' compensation insurance, contributions for unemployment insurance or other pay allowances or benefits customarily paid in the district to those workers; in paying rentals, licence renewal fees, taxes and other governmental charges required to keep the Property in good standing; in purchasing or renting plant, buildings, machinery, tools, appliances, equipment or supplies and in installing, erecting, detaching and removing them; mining, milling, concentrating, rehabilitation, reclamation, and environmental protections and in the management of any work which may be done on the Property or in any other respect necessary for the due carrying out of the prospecting, exploration and development work.

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(k)	“Operator” means Avalanche or a contractor under the direction of Avalanche.

(l)	“Option” means the 50% Option increasable to 75% Option together.

(m)	“Option Period” means the period commencing on the Approval Date and ending on the earlier of June 1, 2010 and the date on which the Option is terminated or lapses in accordance with this Agreement.

(n)	“Permitted Encumbrance” means

(i)
easements, rights of way, servitudes or other similar rights in land including, without limiting the generality of the foregoing, rights of way and servitudes for railways, sewers, drains, gas and oil pipelines, gas and water mains, electrical light, power, telephone, telegraph or cable television conduits, poles, wires and cables;

(ii)
the right reserved to or vested in any Government or Regulatory Authority or other public authority by the terms of any or by any statutory provision, to terminate, revoke or forfeit any of the lease or mining claims or to require annual or other periodic payments as a condition of the continuance thereof;

(iii)
rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate in any manner, and all applicable laws, rules and orders of any governmental authority; and

(iv)	the reservations, limitations, provisos and conditions in any original grants from the Crown or interests therein and statutory exceptions to title.

(o)
“Property” means the properties more particularly described in Schedule “A” and, when the context so implies, the lands and premises subject thereto, and includes any replacement or successor permit or claims, and all mining leases and other mining interests derived from any such permit covering the same general area of land.

(p)	“Purchase Agreement” has the meaning ascribed thereto in Recital A.

1.2
Headings.  The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and includes any variation or amendment hereto from time to time and any agreement supplemental hereto.  Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

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1.3
Legislation.  Any reference to a provision in any legislation is a reference to that provision as now enacted, and as amended, re-enacted or replaced from time to time, and in the event of such amendment, re-enactment or replacement any reference to that provision shall be read as referring to such amended, re-enacted or replaced provision.

1.4
Extended Meanings.  In this Agreement words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations. All references to mineral claims shall include map designated units.

1.5	Currency. All references to currency herein are to lawful money of the United States of America, unless otherwise specified.

1.6
Non-Merger. The provisions contained in this Agreement shall survive the Approval Date and the completion of the transactions contemplated by this Agreement and shall not merge in any conveyance, transfer, assignment, novation agreement or other document or instrument delivered pursuant hereto or in connection herewith.

1.7
Construction Clause. This Agreement has been negotiated and approved by counsel on behalf of all parties hereto and, notwithstanding any rule or maxim of construction to the contrary, any ambiguity or uncertainty will not be construed against any party hereto by reason of the authorship of any of the provisions hereof.

1.8
No partnership. Nothing contained in this Agreement shall be construed as creating a partnership of any kind or as imposing on any party any partnership duty, obligation or liability to any other party.

2.	Representations, Warranties and Covenants

2.1	Representations, Warranties and Covenants of Avalanche. Avalanche represents, warrants and covenants to Opes that:

(a)	Avalanche is a corporation duly subsisting under the laws of British Columbia with the corporate power to own its assets and to carry on its business;

(b)	Avalanche has good and sufficient authority to enter into and deliver this Agreement and to transfer its legal and beneficial interest in the Property, once acquired, to Opes;

(c)
there is no contract, option or any other right of another form binding upon Avalanche to option, sell, transfer, assign, pledge, charge, mortgage, explore or in any other way option, dispose of or encumber all or part of the Property or any portion thereof or interest therein other than pursuant to the provisions of this Agreement and the Purchase Agreement;

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(d)
the execution, delivery and performance of this Agreement by Avalanche, and the consummation of the transactions herein contemplated will not (i) violate or conflict with any term or provision of any of the articles, by laws or other constating documents of Avalanche; (ii) violate or conflict with any term or provision of any order of any court, Government or Regulatory Authority or any law or regulation of any jurisdiction in which Avalanche’s business is carried on; or (iii) conflict with, accelerate the performance required by or result in the breach of any agreement to which it is a party or by which it is currently bound;

(e)	the Property is properly and accurately described in Schedule “A” hereto and is in good standing under the laws of the jurisdiction in which the Property is located;

(f)	Avalanche is in compliance with all Ecuadorian mining and environmental laws applicable to the Property and has been in compliance since acquiring the Property;

(g)
this Agreement has been duly authorized, executed and delivered by Avalanche and constitutes a valid and binding obligation of Avalanche enforceable against Avalanche in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought;

(h)	Avalanche shall, during the Option Period:

(i)	promptly provide Opes with any and all notices and correspondence from Government or Regulatory Authorities in respect of the Property;

(ii)	co-operate with Opes in obtaining any permits or licences required by authorities in the region in which the Property is situated;

(iii)	not do or permit or suffer to be done any act or thing which would or might in any way adversely affect the rights of Avalanche hereunder; and

(iv)	maintain its corporate existence.

2.2	Representations, Warranties and Covenants of Opes. Opes represents, warrants and covenants to Avalanche that:

(a)
Opes is duly incorporated, organized and subsisting under the laws of Nevada with the corporate power to own its assets and to carry on its business in the jurisdiction in which the Property is located;

(b)
Opes has all necessary power and authority to own or lease its assets and carry on its business as presently carried on, to carry out its obligations herein and to enter into this Agreement and any agreement or instrument referred to in or contemplated by this Agreement and to do all such acts and things as are required to be done, observed or performed by it, in accordance with the terms of this Agreement and any agreement or instrument referred to in or contemplated by this Agreement;

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(c)
the execution, delivery and performance of this Agreement by Opes, and the consummation of the transactions herein contemplated will not (i) violate or conflict with any term or provision of any of the articles, by laws or other constating documents of Opes; (ii) violate or conflict with any term or provision of any order of any court, Government or Regulatory Authority or any law or regulation of any jurisdiction in which Opes’s business is carried on; or (iii) conflict with, accelerate the performance required by or result in the breach of any agreement to which it is a party or by which it is currently bound;

(d)
this Agreement has been duly authorized, executed and delivered by Opes and constitutes a valid and binding obligation of Opes enforceable against Opes in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought;

(e)	Opes shall, during the Option Period:

(i)	promptly provide Avalanche with any and all notices and correspondence from Government or Regulatory Authorities in respect of the Property;

(ii)	co-operate with Avalanche in obtaining any permits or licences required by Government or Regulatory Authority;

(iii)	deliver to Avalanche, from time to time, copies of any and all geological reports and assay results that pertain to the Property, within 30 days of receipt of the aforementioned data;

(iv)	not do or permit or suffer to be done any act or thing which would or might in any way adversely affect the rights of Avalanche hereunder; and

(v)	maintain its corporate existence.

2.3
Reliance and Survival.  The representations, warranties and acknowledgements set out in this Section 2 have been relied on by the parties in entering into this Agreement.  All representations and warranties made herein will survive the delivery of this Agreement to the parties and the completion of the transactions contemplated hereby and, notwithstanding such completion, will continue in full force and effect for the benefit of the parties to whom they are provided, as the case may be, indefinitely.

3.	Grant of Option

3.1
Grant of Option.  Upon Avalanche acquiring a 100% interest in the Property pursuant to the Purchase Agreement, Avalanche shall be deemed to grant to Opes the following exclusive right and options (the “Option”) for the period commencing on the Approval Date and expiring on June 1, 2010 (the “Option Period”) to acquire an initial 50% of Avalanche’s interest in the property that can be increased to 75% of Avalanche’s interest in the property.

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3.2	Consideration. In consideration of the grant of the 50% Option, Opes shall:

(a)	on the Approval Date pay to Avalanche the sum of $150,000;

(b)	on or before March 15, 2008, pay to Avalanche the amount of approximately $48,000 representing 50% of the yearly patent taxes of $1.00 per hectare;

(c)	on or before June 1, 2008, pay to Avalanche an additional $50,000;

(d)	on or before December 1, 2008, pay to Avalanche an additional $50,000;

(e)	on or before June 1, 2009, pay to Avalanche an additional $50,000;

(f)	on or before December 1, 2009, pay to Avalanche an additional $50,000;

In consideration of the grant of the additional 25% to complete the 75% Option, Opes shall

(g)	on or before June 1, 2010, pay to Avalanche an additional $200,000.

3.3
Working Right. Subject to Section 3.6, during the Option Period, Opes shall have the exclusive working right to, and to permit any other person or persons as it may in its sole discretion decide to, enter on and conduct the Mining Operations on the Property as Opes in its sole discretion may decide. Opes shall have quiet and exclusive possession during the Option Period with full power and authority to Opes, its servants, agents, workers or contractors, to carry on Mining Operations in searching for minerals in such manner as Opes in its discretion may determine, including the right to erect, bring and install on the Property all buildings, plant, machinery, equipment, tools, appliances or supplies as Opes shall deem necessary and proper and the right to remove therefrom reasonable quantities of rocks, ores and minerals and to transport them for the purposes of sampling, metallurgical testing and assaying. Opes shall conduct all Mining Operations in a careful and miner-like manner and in compliance in all material respects with all Acts, regulations, by-laws, orders and judgments and all applicable directives, rules, consents, permits, orders guidelines and policies of any Government or Regulatory Authority with jurisdiction over the Property.

3.4	Required Expenditures for the 50% Option. In order to maintain in force and exercise the Option, Opes must:

(a)	commit to Expenditures of at least $50,000 on the Approval Date;

(b)	incur additional Expenditures of at least $75,000 on or before December 1, 2008;

(c)	incur additional Expenditures of at least $100,000 on or before June 1, 2009;

(d)	incur additional Expenditures of at least $100,000 on or before December 1, 2009; and

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          Required Expenditures for the additional 25% to complete the 75% Option. In order to maintain in force and exercise the

            Option, Opes must:

(e)	incur additional Expenditures of at least $300,000 on or before June 1, 2010.

3.5
Lapse or acceleration of Option.  Opes may let the working right and Option lapse by failing to incur any of the Expenditures referred to in Section 3.4, and if any of such Expenditures are not incurred by the dates specified in Section 3.4, the Option shall terminate on the date following such date by which such Expenditures were required to have been incurred. Any termination under this Section shall occur automatically, without any further action by Avalanche. The lapse of the Option pursuant to this Section or Section 5 shall not have the effect of forfeiting, terminating or waiving in any respect Opes’ obligation to make the cash payments to Avalanche pursuant to Section 3.2.  Opes may accelerate any or all of the Expenditures.

3.6
Agency.  Subject to and in accordance with this Agreement and Schedule “B”, Opes hereby irrevocably appoints Avalanche to conduct the Mining Operations contemplated by this Agreement as agent for Avalanche.  For greater certainty, Opes shall remain liable as principal under this Agreement, notwithstanding the appointment of Avalanche as its agent for the purpose of conducting the Mining Operations.

3.7
Exploration Program. Subject to and in accordance with this Agreement and Schedule “B”, at least 60 days before each date for which Expenditures must be incurred pursuant to Section 3.4, Avalanche shall submit to Opes a complete exploration program (“Exploration Program”) to be carried out in that calendar year.  Opes shall pay to Avalanche, by certified cheque, the amounts of the Expenditures to be incurred on or before the dates set out in Section 3.4 for application by Avalanche as agent for Opes in accordance with Section 3.6 to the exploration and development program on the Property set out in the Exploration Program.

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4.	Area of Interest

4.1
Area of Interest.  Both during the Option Period and subsequently, there shall be an area of interest (the “Area of Interest”) which will comprise those lands included in the Property and all lands located within 2 km of the Property.  Either Party may stake or locate a claim within the Area of Interest.  The Party so staking or locating such a claim shall deliver notice to the other Party within 30 days of such staking or locating stating the position of such claim, the reason for staking or locating such claim and the costs of staking or locating such claim.  The Party receiving such notice may add such claim to the Property by, within 31 days of receipt of such notice, delivering to the other Party its own notice indicating that such claim is to be added to the Property, together with a certified cheque for the Party’s share of the costs of staking or locating such claim.  If a Party fails to deliver such notice and cheque to the other Party within such 31 day period, the claim which was the subject of the original notice under this Section 4.1 shall not form part of the Property and shall no longer be subject to this Agreement.  Each claim so staked or located within the Area of Interest will be independently subject to the right of the other Party to add such claim to the Property, even though more than one claim may be staked or located within the Area of Interest at the same time.

5.	Conduct of Opes

5.1
Maintenance of Property. During the Option Period, Opes shall pay all taxes, assessments and other charges lawfully levied or assessed against the Property and shall carry out whatever environmental impact assessments and studies as are required by the Acts.  Avalanche shall transmit promptly to Opes any notices pertaining to the taxes, assessments and other charges.

5.2
Abandonment. Opes may at any time, during the Option Period, abandon any one or more of the claims which comprise the Property.  Opes shall give Avalanche notice in writing of any abandonment.  If any of the claims comprising the Property are abandoned (including the termination of this Option Agreement without Opes having exercised the Option), Opes will retransfer such claims to Avalanche (if they are then in the name of Opes), which shall be in good standing for a period of at least ninety days from the notice of abandonment.

5.3	Insurance.

(a)
Avalanche and Opes, sharing the cost equally, shall provide and maintain the following insurance which shall be placed with an insurance company or companies and in a form as may be acceptable to Opes:

(i)
comprehensive general liability insurance protecting Opes and Avalanche and their respective employees, agents, contractors, invitees and licencees against damages arising from personal injury (including death) and from claims for property damage which may arise directly or indirectly out of the operations of Opes and Avalanche under this Agreement, including coverage for liability arising out of products, whether manufactured or supplied by Opes and Avalanche, completed operations, contingent employer's liability and contractual liability, and

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(ii)
automobile insurance on Avalanche’s owned and non-owned vehicles, if any, protecting Avalanche and its employees, agents, contractors, invitees and licencees against damages arising from bodily injury (including death) and from claims for property damage arising out of the operations of Opes and Avalanche under this Agreement.

(b)	Each policy of insurance contemplated in this Section shall:

(i)	be in an amount acceptable to Opes and in any event not less than $1,000,000 inclusive of any one occurrence;

(ii)	and the policy of insurance referred to in Section 5.4(a)(i) shall:

(A)	include a standard form of cross-liability clause;

(B)	contain a clause waiving the insurer's right of subrogation against Opes; and

(C)	indicate that the insurer will give Avalanche thirty days' prior written notice of cancellation or termination of the coverage.

(c)	Avalanche shall provide Opes with such evidence of insurance as Opes may request.

(d)	Opes and Avalanche will equally pay all of the costs associated with obtaining the policy of insurance contemplated in this Section incurred by Avalanche.

5.4
Access to Information and Property.  Avalanche shall, during the Option Period, submit to Opes periodic progress reports of Mining Operations completed on the Property, which reports shall be submitted not less than quarterly on an annual basis and shall provide Opes with access to all records, data and information relating to the Property which is in the possession of Avalanche. Opes may, at its own risk and expense and at reasonable times agreed to by Avalanche, enter on the Property and examine the Mining Operations; provided, that Opes will not, in the opinion of Opes, interfere with it.

5.5	Environmental Matters. During the Option Period, the Operator shall:

(a)
receive, handle, use, store, treat, ship and dispose of any and all environmental contaminants (as established from time to time by applicable legislation or regulation or by-law) in strict compliance with all applicable environmental, health or safety laws, regulations, order or approvals; and will remove prior to the lapse or termination of the Option, from and off the Property all environmental contaminants.

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(b)
not release into the environment, or deposit, discharge, place, or dispose of at, on or near the Property any hazardous or toxic materials, substances, pollutants, contaminants or wastes as a result of the mining operations conducted by it; and

(c)	not use the Property, not permit any other person to use the Property as a landfill or waste disposal site.

5.6
Environmental assessment. Whenever requested by Opes, Avalanche shall provide Opes with access, during reasonable business hours and on reasonable prior notice, to the Property for the purpose of conducting an environmental assessment of the Property, provided that the assessment is conducted in a manner that will not unreasonably interfere with Avalanche’s operations. The environmental assessment cost shall be shared equally by Avalanche and Opes. If the environmental assessment conducted by Opes reveals any release of hazardous substances on or under the Property that, in the opinion of Opes, acting reasonably, occurred after the date hereof, then Opes may give written notice to Avalanche of remedial measures as Opes may, based on the results of the environmental assessment, consider necessary, which measures Avalanche shall promptly undertake. If Avalanche fails to undertake diligently the remedial measures specified by Opes within 60 days of the receipt of notice, Opes may immediately terminate the Option.

6.	Termination

6.1	Termination. Avalanche may terminate the Option and this Agreement effective upon giving notice of such termination if:

(a)
Opes is in default in any material respect of any term or condition of this Agreement, other than Sections 3.2 or 3.4 and fails to cure such default within 30 days of receiving notice from Avalanche specifying the particulars of such default;

(b)	Opes is in default of its obligations under Section 3.2 and fails to cure such default within 10 days of receiving notice from Avalanche specifying the particulars of such default; or

(c)	Opes fails to incur all of the Expenditures within the periods set out in Section 3.4.

6.2
Surrender of Rights.  Subject to Section 6.3, Opes may at any time during the Option Period give Avalanche written notice of its intention to surrender all of its rights hereunder, whereupon the Option and this Agreement shall terminate and the working right herein shall lapse.

6.3	Obligations on Termination. Notwithstanding any other provisions of this Agreement, in the event of lapse, termination or surrender of the Option and termination of this Agreement, Opes shall:

(a)
ensure that any claims comprising the Property are in good standing for a period of at least 90 days from the lapse, termination or surrender of the Option and/or this Agreement, as the case may be, and upon request of Avalanche, retransfer the Property to Avalanche (if it is then in the name of Opes) free and clear of all Encumbrances;

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(b)
ensure that the Property is in at least the same state concerning environmental and hazardous conditions as the Property was on the date of this Agreement and that it is free and clear of all liens, claims and encumbrances that may have been created by Opes;

(c)
deliver to Avalanche any and all reports, maps, assessment reports and maps, samples, assay results, drill cores, data and other information of any kind whatsoever pertaining to the Property or related to Mining Operations which have not been previously delivered to Avalanche; and

(d)
remove all of its materials, supplies and equipment from the Property within 90 days of receipt of such notice by Opes; provided however, that Avalanche may retain any ore on the Property at the date of receipt of such notice, and, at the cost of Opes, dispose of any of Opes’ materials, supplies or equipment not removed from the Property within 90 days of receipt of such notice by Opes.

6.4
Survival of provisions. Opes and Avalanche shall remain liable to one another for all claims, matters, demands and causes of action arising prior to the termination of this Agreement that relate in any way to the provisions of this Agreement, and in particular, without limiting the generality of the foregoing, the provisions of Section 7 of this Agreement shall survive any termination of this Agreement.

7.	Indemnification

7.1	Indemnity.

(a)
Opes shall and does hereby indemnify and save Avalanche harmless from and against all losses, liabilities, claims, demands, damages, expenses, suits, injury or death in any way referrable to Mining Operations conducted by or on behalf of Opes after the date hereof; provided, that Avalanche shall not be indemnified for any loss, liability, claim, demand, damage, expense, suit, injury or death resulting from the negligence or wilful misconduct of Avalanche or its employees, agents or contractors. For further clarity, the parties intend that Opes shall be responsible for all liabilities, known or unknown, contingent or otherwise, which were incurred or arose during the Option Period, relating to or arising out of:

(i)	the conduct of activities in, on or under the Property;

(ii)	the environmental protection, clean-up, remediation, and reclamation of the Property including, but not limited to, the obligations and liabilities arising out of or related to:

(A)	the disturbance or contamination of land, water (above or below surface) or the environment by exploration, mining, processing or waste disposal activities;

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(B)
any failure to comply with all past, current or future governmental or regulatory authorizations, licenses, permits, and orders and all non-governmental prohibitions, covenants, contracts and indemnities;

(C)
any act or omission causing or resulting in the spill, discharge, leak, emission, ejection, escape, dumping or release of hazardous or toxic substances, materials, or wastes as defined in any federal, provincial, or local law or regulation in connection with or emanating from the Property; and

(D)
the long-term reclamation and remediation of the Property and the care and monitoring of the Property, and the posting and maintaining of bonds or other financial assurances required in connection therewith.

(b)
Each party hereto shall indemnify and save harmless the other, as well as its officers, directors and shareholders, from and against any and all claims, losses, liabilities, damages, fees, fines, penalties, interests, deficiencies, costs and expenses, of any nature or kind whatsoever (collectively, the “Claims”), arising by virtue or in respect of any breach of covenant contained herein or failure to comply with any provision herein, or any inaccuracy, misstatement, misrepresentation or omission made by such party in connection with any matter set out herein, and any and all actions, suits, proceedings, demands, claims, costs, legal and other expenses related or incidental thereto.

(c)
Notwithstanding any other provision of this Agreement and any termination of this Agreement, the indemnities provided herein shall remain in full force and effect until all possible liabilities of the persons indemnified thereby are extinguished by the operation of law and will not be limited to or affected by any other indemnity obtained by such indemnified persons from any other person.

(d)
No investigation made by or on behalf of either of the parties hereto at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation, warranty or covenant made by the other party herein or pursuant hereto.  No waiver by either of the parties hereto of any condition herein, in whole or in part, shall operate as a waiver of any other condition herein.

8.	Force majeure

8.1
Force majeure. Notwithstanding anything contained in this Agreement to the contrary, if any party is prevented from or delayed in performing any obligation under this Agreement and failure is occasioned by any cause beyond its reasonable control, excluding only lack of finances, then, subject to Section 8.2, the time for the observance of the condition or performance of the obligation in question shall be extended for a period equivalent to the total period the cause of the prevention or delay persists or remains in effect regardless of the length of the total period.

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8.2
Notice. Any party claiming suspension of its obligations shall promptly notify the other party to that effect and shall take all reasonable steps to remove or remedy the cause and effect of the force majeure described in the notice in so far as it is reasonably able so to do and as soon as possible; provided, that the terms of settlement of any labour disturbance or dispute, strike or lock-out shall be wholly in the discretion of the party claiming suspension of its obligations by reason thereof; and that party shall not be required to accede to the demands of its opponents in any labour disturbance or dispute, strike or lock-out solely to remedy or remove the force majeure thereby constituted.

8.3
Extension. The extension of time for the observance of conditions or performance of obligations as a result of force majeure shall not relieve Opes from its obligations to keep the Property in good standing.

9.	Formation of Joint Venture

9.1
Joint Venture. If Opes has complied with its obligations under Section 3.2 and incurred the Expenditures described at Section 3.4 within the periods prescribed by that section, Opes may exercise the Option as to a 75% interest in the Property, by giving written notice to Avalanche on or before June 1, 2010, and Opes shall thereby become the owner of a 75% interest in the Property.

9.2
Joint Venture Agreement.  If Opes exercises its right, or is deemed to have exercised its right under Section 9.1 and becomes the owner of 75% of the right, title and interest of Avalanche in and to the Property, then Opes and Avalanche shall forthwith each execute and deliver to the other a Joint Venture Agreement containing the customary terms and conditions as the parties may agree upon, which shall govern the subsequent relationship between Avalanche and Opes with respect to all subsequent Mining Operations on the Property.

9.3
Initial Interests and Expenditure.  On the date of formation of the Joint Venture the Parties shall, for purposes of the Joint Venture Agreement, be deemed to have the following initial interest and to have incurred, as prior exploration costs, moneys under this Agreement in the amounts as follows:

	Undivided Interest	Deemed Expenditures
Opes	75%	$625,000
Avalanche	25%	$208,334

9.4	Title to Property. The title to the Property shall be recorded on the formation of the Joint Venture in each of the names of the Avalanche and Opes as to their respective undivided interests.

10.	Notices & Payments

10.1
Notice.  Any demand, notice or other communication (a “Communication”) to be made or given in connection with this Agreement shall be made or given in writing and may be made or given by personal delivery or facsimile addressed to the recipient at the addresses or facsimile numbers of the parties provided on the first page of this Agreement or such other address or individual as may be designated by notice by any party to the other.  Any Communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof, and if made or given by facsimile, on the day, other than a day which is not a Business Day, following the day it was sent.

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10.2
Payments.  Payments hereunder shall be made addressed to the recipient at the addresses of the recipient parties provided on the first page of this Agreement or such other address or individual as may be designated by notice by the recipient party in accordance with Section 10.1.  If any payment herein becomes due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day.

11.	Public Announcements

11.1
Public Announcements.  Neither party shall, without the prior consent of the other party, make any disclosure regarding the existence, purpose, scope, content, terms or conditions of this Agreement or other agreements relating thereto save to the extent such disclosure comprises information substantially already publicly available or unless it is necessary for any party to make such disclosure in order to comply with a statutory obligation or the requirements of a competent government or statutory agency or stock exchange; provided that, where practicable, a copy of any proposed announcement or statement shall be furnished by one party to the other party in advance of the proposed date of publication, and the one party shall make every reasonable effort to incorporate the other party’s comments prior to dissemination.

12.	General Provisions

12.1
Entire Agreement.  This Agreement, including all the Schedules hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein and therein. Each party acknowledges that this Agreement is entered into after full investigation and that no party is relying on any statement or representation made by any other which is not embodied in this agreement. Each party acknowledges that it shall have no right to rely on any amendment, promise, modification, statement or representation made or occurring subsequent to the execution of this Agreement unless it is in writing and executed by each of the parties.

12.2
Assignment of Interest.  Either party may not sell, transfer or otherwise dispose of all or any portion of its interest in and to the Property and this Option Agreement without the prior written consent of the other party, which consent may not be unreasonably withheld.

12.3	Encumbrances. During the Option Period, neither Avalanche nor Opes shall grant an Encumbrance, other than a Permitted Encumbrance, in their respective interest in the Property.

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12.4
Confidentiality of information. All information and data concerning or derived from the Mining Operations shall be kept confidential and, except to the extent required by law, regulation or policy of any securities commission or stock exchange, or in connection with the filing of an annual information form or a prospectus by any party or any of its affiliates, shall not be disclosed to any person other than an affiliate without the prior consent of the other party, which consent shall not unreasonably be withheld or delayed. Each party shall, where practicable, use reasonable commercial efforts to cause the text of any news releases or other public statements which a party desires to make with respect to the Property to be made available to the other party prior to publication and the other party shall have the right to make suggestions for changes therein.

12.5
Waiver.  The failure of a party in any one or more instances to insist upon strict performance of any of the terms of this Agreement or to exercise any right or privilege arising under it shall not preclude it from requiring by reasonable notice that any other party duly perform its obligations or preclude it from exercising such a right or privilege under reasonable circumstances, nor shall waiver in any one instance of a breach be construed as an amendment of this Agreement or waiver of any later breach.

12.6	Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

12.7
Further Assurances.  The parties hereto shall from time to time at the request of any of the other parties hereto and without further consideration, execute and deliver all such other additional assignments, transfers, instruments, notices, releases and other documents and shall do all such other acts and things as may be necessary or desirable to assure more fully the consummation of the transactions contemplated hereby.

12.8	Time. Time shall be of the essence of this Agreement.

12.9	Expenses. Each party shall be responsible for its own expenses in connection with negotiating and settling this Agreement.

12.10	Amendment. This Agreement may be amended or varied only by agreement in writing signed by each of the parties.

12.11
Governing Law and Attornment.  This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the Parties hereby irrevocably attorn to the jurisdiction of the Courts of the Province of British Columbia. For the purpose of all legal proceedings, this Agreement shall be deemed to have been performed in the Province of British Columbia and the courts of the Province of British Columbia shall have exclusive jurisdiction to entertain any action arising under this Agreement.

12.12
Arbitration.  If there is a dispute between the Parties with respect to this Agreement, or the interpretation of this Agreement, the dispute shall be referred to a single arbitrator appointed pursuant to the Commercial Arbitration Act (British Columbia) and the decision of the arbitrator shall be final and binding upon the Parties.

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12.13
Counterparts.  This Agreement may be executed by facsimile and in as many counterparts as are necessary and shall be binding on each party when each party hereto has signed and delivered one such counterpart.  When a counterpart of this Agreement has been executed by each party, all counterparts together shall constitute one agreement.

THE PARTIES, intending to be contractually bound, have entered into this Agreement as of the date set out on the first page.

OPES EXPLORATION INC.

By:

/s/ Ken Ralfs                                                       c/s

(Authorized Signatory)

AVALANCHE MINERALS LTD.

By:

/s/ Authorized Signatory                                                       c/s

(Authorized Signatory)

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SCHEDULE “A”

To an Agreement made as of the 27th day of December, 2007 between

Opes and Avalanche

Description of Property

No.	NAME	CODE	# of Hectares	STATUS	GRANTED	REGISTERED	CANTON OF LOCATION
								1	Confianza 13	102959	3,944	registered	12/6/2006	12/26/2006	Gualaquiza
2	Confianza 13A	103046	576	registered	12/6/2006	12/26/2006	Gualaquiza
3	Confianza 14	102960	3,000	registered	11/16/2006	11/29/2006	Gualaquiza
4	Confianza 15	102961	4,148	registered	12/6/2006	12/26/2006	Gualaquiza
5	Confianza 15A	103153	24	registered	1/4/2007	1/29/2007	Gualaquiza
6	Confianza 15B	103157	40	registered	1/3/2007	1/29/2007	Gualaquiza
7	Confianza 2	102953	5,000	registered	11/16/2006	11/29/2006	Gualaquiza
8	Confianza 4	102954	4,032	registered	12/13/2006	12/26/2006	Gualaquiza
9	Confianza 5	102955	5,000	registered	11/16/2006	11/29/2006	Gualaquiza
10	Sorpresa 10C	103169	398	registered	1/4/2007	1/29/2007	Gualaquiza
11	Sorpresa 10D	103170	77	registered	1/4/2007	1/29/2007	Gualaquiza
12	Sorpresa 11	102972	4,200	registered	12/13/2006	12/26/2006	Gualaquiza
13	Sorpresa 12	102973	1,100	registered	12/15/2006	1/12/2007	Gualaquiza
14	Sorpresa 12A	103060	1,622	registered	12/13/2006	12/26/2006	Gualaquiza
15	Sorpresa 13	102974	2,310	registered	12/15/2006	12/26/2006	Gualaquiza
16	Sorpresa 13A	103156	14	registered	1/4/2007	1/29/2007	Gualaquiza
17	Sorpresa 13B	103155	30	registered	1/3/2007	1/29/2007	Gualaquiza
18	Sorpresa 13C	103158	32	registered	1/4/2007	1/29/2007	Gualaquiza
19	Sorpresa 15	102976	2,908	registered	2/1/2007	3/1/2007	Gualaquiza
20	Sorpresa 15A	103141	555	registered	12/15/2006	12/26/2006	Gualaquiza
21	Sorpresa 15B	103163	103	registered	1/4/2007	1/29/2007	Gualaquiza
22	Sorpresa 16C	103183	450	registered	1/16/2007	1/29/2007	Gualaquiza
23	Sorpresa 16D	103182	70	registered	1/15/2007	1/29/2007	Gualaquiza
24	Sorpresa 17C	103162	60	registered	1/3/2007	1/29/2007	Gualaquiza
25	Sorpresa 17D	103161	205	registered	1/4/2007	1/29/2007	Gualaquiza
26	Sorpresa 18B	103164	35	registered	1/4/2007	1/29/2007	Gualaquiza
27	Sorpresa 2A	103047	200	registered	12/15/2006	12/26/2006	Gualaquiza
28	Sorpresa 3A	103048	1,350	registered	12/14/2006	1/12/2007	Gualaquiza
29	Sorpresa 4A	103049	676	registered	12/14/2006	12/26/2006	Gualaquiza
30	Sorpresa 4B	103054	360	registered	12/14/2006	12/26/2006	Gualaquiza
31	Sorpresa 5B	103051	372	registered	12/14/2006	12/26/2006	Gualaquiza
32	Sorpresa 5E	103180	130	registered	1/16/2007	1/29/2007	Gualaquiza
33	Sorpresa 6A	103055	666	registered	12/15/2006	12/26/2006	Gualaquiza
34	Sorpresa 7	102968	1,900	registered	12/13/2006	12/26/2006	Gualaquiza
35	Sorpresa 7C	103137	440	registered	12/15/2006	12/26/2006	Gualaquiza
36	Sorpresa 7D	103138	160	registered	12/15/2006	1/12/2007	Gualaquiza
37	Sorpresa 7E	103148	15	registered	1/3/2007	1/29/2007	Gualaquiza
38	Sorpresa 7F	103149	50	registered	1/4/2007	1/29/2007	Gualaquiza
39	Sorpresa 7G	103151	79	registered	1/3/2007	1/29/2007	Gualaquiza
40	Sorpresa 8	102969	3,526	registered	12/6/2006	12/26/2006	Gualaquiza
41	Sorpresa 8A	103139	252	registered	12/15/2006	1/12/2007	Gualaquiza
42	Sorpresa 8B	103140	229	registered	12/15/2006	12/26/2006	Gualaquiza
43	Sorpresa 9A	103058	188	registered	12/6/2006	12/26/2006	Gualaquiza
44	Avanzada 10	102934	5,000	registered	11/16/2006	11/28/2006	Limón Indanza
45	Avanzada 11	102935	4,847	registered	12/6/2006	1/5/2007	Limón Indanza
46	Avanzada 12C	103030	20	registered	12/6/2006	1/5/2007	Limón Indanza
47	Avanzada 12D	103031	40	registered	12/6/2006	1/5/2007	Limón Indanza
48	Avanzada 12X	103044	1,201	registered	12/15/2006	1/5/2007	Limón Indanza
49	Avanzada 13A	103032	141	registered	12/6/2006	1/5/2007	Limón Indanza
50	Avanzada 13B	103033	497	registered	12/6/2006	1/5/2007	Limón Indanza
51	Avanzada 14	102938	4,064	registered	12/6/2006	1/5/2007	Limón Indanza
52	Avanzada 15A	103034	453	registered	12/6/2006	1/5/2007	Limón Indanza
53	Avanzada 16	102940	952	registered	12/6/2006	1/5/2007	Limón Indanza
54	Avanzada 16A	103035	8	registered	12/6/2006	1/5/2007	Limón Indanza
55	Avanzada 18	102942	2,250	registered	12/6/2006	1/5/2007	Limón Indanza
56	Avanzada 2	102926	4,700	registered	12/6/2006	1/5/2007	Limón Indanza
57	Avanzada 2B	103026	84	registered	12/6/2006	1/5/2007	Limón Indanza
58	Avanzada 5A	103027	250	registered	12/6/2006	1/5/2007	Limón Indanza
59	Avanzada 8	102932	5,000	registered	11/16/2006	11/28/2006	Limón Indanza
60	Confianza 1	102952	5,000	registered	11/16/2006	11/29/2006	Limón Indanza
61	Sorpresa 1	102962	5,000	registered	11/18/2006	11/29/2006	San Juán Bosco
62	Sorpresa 12B	103152	112	registered	1/4/2007	1/29/2007	San Juán Bosco
63	Sorpresa 2	102963	2,330	registered	12/13/2006	12/26/2006	San Juán Bosco
64	Avanzada 2A	103025	186	registered	06/12/2006 - 08/01/07	2/6/2007	Santiago
65	Confianza 7	501197	4,200	registered	12/28/2006	1/24/2007	Yacuambi

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SCHEDULE “B”

To an Agreement made as of the 27th day of December, 2007 between Opes and Avalanche

Operator

1.	INTERPRETATION

1.1	Terms defined in the Agreement shall, subject to any contrary intention, have the same meanings herein. In this Schedule the following words, phrases and expressions shall have the following meanings:

(a)	“Agreement” means the Agreement to which this Schedule is attached.

(b)
“Costs” means all items of outlay and expense whatsoever, direct or indirect, with respect to Mining Operations, recorded by the Operator after the date hereof in accordance with this Agreement and prior to the formation of the Joint Venture and shall include without limitation all obligations and liabilities incurred or to be incurred with respect to the protection of the environment such as future decommissioning, reclamation and long-term care and monitoring, even if not then due and payable so long as the amounts can be estimated with reasonable accuracy, and whether or not a mine reclamation trust fund has been established.

(c)	“Program” means the work plan and budget of Mining Operations conducted during the Option Period and adopted pursuant to Section 4.

2.	OPERATOR

2.1	In accordance with Section 3.6 of the Agreement, Avalanche shall act as Operator to conduct the Mining Operations during the Option Period, as agent for Opes.

2.2	The party acting as Operator may resign as Operator on at least 90 days' notice to all the parties.

2.3
Upon ceasing to be Operator, the former Operator shall forthwith deliver to Opes custody of all books, records, and other property both real and personal which it prepared or maintained in its capacity as Operator.

3.	RIGHTS, DUTIES AND STATUS OF OPERATOR

3.1
The Operator in its operations hereunder shall be deemed to be an independent contractor and is specifically permitted by this Agreement to hold itself out as agent for Opes for the purposes of the Programs.

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3.2
The Operator shall have the sole and exclusive right and authority to manage and carry out all Mining Operations in accordance herewith and to incur on behalf of Opes the Costs required for that purpose.  In so doing the Operator shall:

(a)	comply with the provisions of all agreements or instruments of title under which the Property is held; and

(b)	maintain books of account in accordance with accounting principles generally accepted in the mining industry.

4.	EXPLORATION PROGRAMS

4.1
The Operator shall prepare draft Programs for consideration by Opes.  Unless otherwise agreed to by Opes, each Program shall cover a calendar year.  The draft Program shall contain a statement in reasonable detail of the proposed Mining Operations, estimates of all Costs to be incurred and an estimate of the time when they will be incurred, and shall be delivered to Opes by no later than 60 days prior to the date on which Expenditures are to be incurred pursuant to Section 3.4 of the Agreement.  Each draft Program shall be accompanied by such reports and data as are reasonably necessary for Opes to evaluate and assess the results from the Program for the then current year and, to the extent not previously delivered, from earlier Programs.

4.2
Opes shall review the draft Program prepared and, if it deems fit, adopt the Program with such modifications, if any, as it deems necessary.  The Operator shall be entitled to an allowance for a Cost overrun of 10 percent in addition to any budgeted Costs and any Costs so incurred shall be deemed to be included in the Program, as adopted.

4.3	The Operator shall be entitled to invoice Opes:

(a)	no more frequently than monthly, for the Costs incurred and paid by the Operator in carrying out a Program; or

(b)	not more than 90 days in advance of requirements, for an advance of the Costs estimated to be incurred and paid by the Operator in carrying out a Program or portion thereof.

Each invoice shall be signed by an officer of the Operator.  Opes shall pay to the Operator the amount invoiced within 30 days of receipt of the invoice.

4.4
If Opes fails to pay an invoice within the 30-day period referred to in Section 4.3, Opes shall be deemed to have elected to terminate the Program then in effect, and accordingly, the Operator shall have no further obligations under this Agreement in respect of that Program.

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4.5
If the Operator suspends or prematurely terminates a Program, any funds advanced by Opes in excess of Costs incurred prior to the suspension or premature termination shall be refunded to Opes within 60 days of the suspension or premature termination.

4.6
Unless otherwise directed by Opes, the Operator may suspend or terminate prematurely any Program, by delivering notice to that effect to Opes, when the Operator, in good faith, considers that conditions are not suitable for the proper continuation or completion of the Program or the results obtained to that time eliminate or substantially impair the technical rationale on which the Program was based.  Opes may suspend or terminate prematurely any Program at any time by delivering notice to that effect to the Operator. If any Program is terminated prematurely, the Operator shall, within 60 days of such termination, refund to Opes the amounts advanced by Opes to the Operator.

4.7	If the Operator fails to submit a draft Program by the date set out in this Agreement, the following shall apply:

(a)	the Operator shall not be entitled to submit a draft Program for the subject period;

(b)	Opes may submit a draft Program (the “Non-Operator's Program”) for the subject period for consideration by the Operator;

(c)	if the Operator elects to proceed with the Non-Operator's Program, it shall remain as the Operator for the duration of the Non-Operator's Program; and

(d)
if the Operator elects not to proceed with the Non-Operator’s Program, it shall cease to be the Operator for the duration of the Non-Operator's Program, and Opes shall carry out the Non-Operator Program itself.

5. LIABILITY OF THE OPERATOR

5.1
Subject to Section 5.2, the Operator shall indemnify and save Opes harmless from and against any loss, liability, claim, demand, damage, expense, injury or death (including, without limiting the generality of the foregoing, legal fees) resulting from any acts or omissions of the Operator or its officers, employees or agents.

5.2
Notwithstanding Section 5.1, the Operator shall not be indemnified nor held harmless by any of the parties for any loss, liability, claim, damage, expense, injury or death, (including, without limiting the generality of the foregoing, legal fees) resulting from the negligence or willful misconduct of the Operator or its officers, employees or agents.

5.3	An act or omission of the Operator or its officers, employees or agents done or omitted to be done:

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(a)	at the direction of, or with the concurrence of, Opes; or

(b)	unilaterally and in good faith by the Operator to protect life or property shall be deemed not to be negligence or willful misconduct.

5.4
The Operator shall not be liable to any other party nor shall any party be liable to the Operator in contract, tort or otherwise for special or consequential damages, including, without limiting the generality of the foregoing, loss of profits or revenues.

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